Exhibit 10.24

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY ASTERISKS) HAVE BEEN OMITTED AS THE REGISTRANT HAS DETERMINED THAT THE INFORMATION IS BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment to Master Services Agreement

This Amendment to Master Services Agreement (“Amendment”) is made by and between AstraZeneca AB (“AstraZeneca”) and Tempus Labs, Inc. (“Tempus”) and amends the Master Services Agreement between the Parties with an effective date of November 17, 2021 (the “Agreement”).

Background

Tempus and AstraZeneca have agreed to revise the terms of the Financial Commitment set forth in Exhibit E of the Agreement and extend the Term of the Agreement. Accordingly, the Parties have agreed to amend the Agreement as set forth below.

Agreement

In consideration of the mutual promises described below, the Parties agree as follows:

1.	Financial Commitment. The Table in Section 1(d) of Exhibit E to the Agreement is hereby deleted in its entirety and replaced with the following updated table:

	2021 (Q4)	2022	2023	2024	2025	2026	2027	Total Financial Commitment
Financial Commitment ($M)*	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$300	*

*	The last $100,000,000 of the Financial Commitment only applies if AstraZeneca exercises the MC Extension Option described below.

2.	[***]. The following paragraph is hereby added to Section 1(d) of Exhibit E to the Agreement:

“[***]”

3.	Term. Section 16.1 of the Agreement is hereby amended to replace the date “December 31, 2026” with “December 31, 2027.”

4.

Incorporation. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement will remain in effect as set forth in the Agreement. If this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment will supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purposes of this Amendment.

[Signature Page Follows]

This Amendment is effective as of the later date of signature below.

AstraZeneca AB		Tempus Labs, Inc.

By:	/s/ Ulrika Lilja	By:	/s/ Ryan Bartolucci
Name:	Ulrika Lilja	Name:	Ryan Bartolucci
Title:	Authorised Signatory	Title:	CAO
Date:	29-Oct-2022	Date:	28-Oct-2022